Exhibit 99.1

Darling International Inc. Announces Pricing of Private Offering of $500 Million of 5.375% Unsecured Senior Notes due 2022

IRVING, Texas, Dec. 20, 2013 /PRNewswire/ — Darling International Inc. (NYSE: DAR) today announced that on December 18, 2013, it priced, through Darling Escrow Corporation, its wholly-owned subsidiary, a private offering (the “Notes Offering”) of $500 million aggregate principal amount of its 5.375% unsecured senior notes (the “Notes”) due 2022. The Notes Offering is expected to close on or about January 2, 2014, subject to customary closing conditions.

The Company intends to use the net proceeds of the Notes Offering to satisfy, discharge and redeem the Company’s 8.5% Senior Notes due 2018, to finance a portion of the Company’s previously announced acquisition of the VION Ingredients division of VION Holding N.V., to pay certain fees and expenses in connection with the VION Ingredients acquisition and the financing thereof, and for general corporate purposes.

The Notes will be offered only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and to non-U.S. Persons in offshore transactions in reliance on Regulation S under the Securities Act. The Notes will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

The Notes will initially be issued by Darling Escrow Corporation, the Company’s wholly-owned subsidiary. If the VION Ingredients acquisition is not consummated, the Notes will be mandatorily redeemed and, therefore, the Company’s 8.5% Senior Notes due 2018 will not be satisfied and discharged or redeemed with the proceeds of the Notes Offering. If the VION Ingredients acquisition is consummated, the Notes will be assumed by the Company, will be unsecured and will be guaranteed by various domestic subsidiaries of the Company.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the Notes, nor shall there be any sale of the Notes, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Darling

Darling International Inc. is the largest and only publicly traded provider of rendering and bakery residuals recycling solutions to the nation’s food industry. The Company recycles beef, poultry and pork by-product streams into useable ingredients such as tallow, feed-grade fats, meat and bone meal, poultry meal and hides. The Company also recovers and converts used cooking oil and commercial bakery residuals into valuable feed and fuel ingredients. These products are primarily sold to agricultural, pet food, leather, oleo-chemical and biodiesel manufacturers around the world. In addition, the Company provides grease trap collection services and sells used cooking oil collection equipment to restaurants and collects and land applies industrial residuals. For additional information, visit the Company’s website at http://www.darlingii.com.

{This media release contains forward-looking statements regarding the business, operations and prospects of Darling International and its subsidiaries and industry factors affecting them that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These statements are identified by words such as “may,” “will,” “begin,” “look forward,” “expect,” “believe,” “intend,” “anticipate,” “should,” “could,” “potential,” “estimate,” “continue,” “momentum,” “project,” “plan” and similar expressions and other words referring to events to occur in the future. These statements reflect Darling International’s current view of future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties beyond its control, including:

•	volatility of ingredient prices and their potential impact on the prices of our raw materials, our products or commodities that may be used as substitutes for our products;

•	our continued ability to procure good quality raw materials for our products in adequate quantities;

•	energy prices for natural gas and diesel fuel, on which our operations are highly dependent;

•	the concentration of our revenue from a limited number of suppliers and customers;

•	certain of our operating facilities’ dependence upon a few suppliers or a single supplier;

•	global trends relating to meat and poultry consumption and their effect on raw material availability and demand for feed products;

•	the international nature of our operations, including exchange rate and exchange control risks, general economic and political conditions, tax-related risks and export or import requirements for, or restrictions related to, our products;

•	the risks associated with Diamond Green Diesel Holdings LLC, our 50%/50% renewable diesel joint venture (the “Joint Venture”) with Valero Energy Corporation, including the potential for operational issues at the Joint Venture’s renewable diesel plant, particularly in the early months of operation;

•	changes to worldwide government policies relating to renewable fuels and greenhouse gas emissions;

•	costs and liabilities associated with compliance with government regulations;

•	the impact of Bovine Spongiform Encephalopathy, commonly referred to as “mad cow disease,” and other food safety issues on our business, including the implementation of related laws and regulations;

•	the occurrence of any disease correctly or incorrectly linked to animals, such as Bird Flu;

•	seasonal factors and weather which can impact the quality and volume of raw materials;

•	potential product liability claims or product recalls;

•	the continued service of key personnel;

•	our dependence upon the continued and uninterrupted operation of a single operating facility in certain markets;

•	our substantial level of indebtedness if the VION Ingredients acquisition closes;

•	our ability to incur additional indebtedness;

•	the possibility of increased contributions to our multi-employer defined benefit pension plans and to pension and welfare plans generally as a result of government action, particularly in our facilities outside of the United States;

•	the occurrence of any material weaknesses in our internal control over financial reporting;

•	any impairments in our goodwill or other intangible assets;

•	the impact of terrorist attacks or acts of war;

•	potential work stoppages at our principal operating facilities, including due to labor union or works council issues;

•	the outcome of litigation and other legal proceedings against us;

•	any third party claims of intellectual property infringement against us;

•	decline in consumer confidence and discretionary spending;

•	regulatory agency approval and the satisfaction of other conditions for the completion of the VION Ingredients acquisition;

•	the lack of control Darling has over VION Ingredients until completion of the VION Ingredients acquisition;

•	uncertainty about the VION Ingredients acquisition making it more difficult to maintain relationships with customers, employees or suppliers;

•	our efforts to effectively integrate Darling’s business with our recently acquired Rothsay’s business and, if we are successful in acquiring it, the VION Ingredients’ business;

•	our ability to realize growth opportunities and cost synergies as a result of the Rothsay and potential VION Ingredients acquisitions;

•	our ability to effectively manage our expanded operations following the Rothsay and VION Ingredients acquisitions;

•	any future acquisitions or strategic alliances; and

•	the successful financing and consummation of the VION Ingredients acquisition and any future acquisitions,

each of which could cause actual results to differ materially from those projected in the forward-looking statements. Other risks and uncertainties regarding Darling International, its business and the industry in which it operates are referenced from time to time in the Company’s filings with the Securities and Exchange Commission. Darling International is under no obligation to (and expressly disclaims any such obligation to) update, revise or publicly release the results of any forward-looking statements whether as a result of new information, future events or otherwise.}

For More Information, contact:

Melissa A. Gaither, Director of Investor Relations

251 O’Connor Ridge Blvd., Suite 300

Irving, Texas 75038

Phone: 972-717-0300